UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 29, 2009

First Horizon National Corporation
(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code - (901) 523-4444

(Former name or former address, if changed from last report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06.	Material Impairments.

First Horizon National Corporation (FHN) is announcing today that a definitive agreement was reached with Point Capital Partners LLC on September 29, 2009, for the sale of FTN Equity Capital Markets Corp., the institutional equity research division of FTN Financial Group and an operating subsidiary of First Tennessee Bank, N.A.  While the sale is expected to close in fourth quarter 2009 subject to regulatory approval and customary closing conditions, FHN will incur a non-cash, pre-tax, charge of approximately $14 million related to goodwill impairment (approximately $9 million net of taxes) in third quarter 2009 in connection with this agreement.  Although cash expenditures may be incurred in conjunction with closing this contract, no cash expenditures are expected to result directly from the goodwill impairment.  Cash expenditures related to closing are not expected to be significant.

This report, including its exhibit, contains forward-looking statements involving significant risks and uncertainties.  A number of important factors could cause actual results to differ materially from those in the forward-looking information.  Those factors include general economic and financial market conditions, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, natural disasters, and items already mentioned in this report, as well as accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

ITEM 7.01.	Regulation FD Disclosure.

Furnished as Exhibit 99 is a copy of the Company’s press release to be issued September 30, 2009.

ITEM 9.01.	Financial Statements and Exhibits

(d)       Exhibits

The following exhibit is furnished pursuant to Item 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description

99	Press release to be issued September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: September 30, 2009	By: /s/ James F. Keen
Executive Vice President and Chief
Accounting Officer

EXHIBIT INDEX

EX-99	Press release to be issued September 30, 2009